                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 23, 2000

                                Net2Phone, Inc.
             (Exact name of registrant as specified in its chapter)

Delaware                           000-26763       22-3559037
(State or other jurisdiction of    (Commission     (IRS Employer
incorporation or organization)     File Number)    Identification No.)

520  Broad Street
Newark, New Jersey                            07102
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (973) 412-4095

This Amendment No. 2 currently represented on Form 8-K amends the current report 8-K filed by Net2Phone, Inc. on July 24, 2000 (the "Original 8-K"). The Closing date mentioned in the Original 8-K has been amended and restated as July 7, 2000.

Item 2.  Acquisition or Disposition of Assets.

The first paragraph of the Original 8-K is hereby amended and restated in its entirety:

     On July 7, 2000 Net2Phone, Inc., a Delaware corporation acquired though the acquisition of Allia B.V., a company organized under the laws of Netherlands, all of the issued and outstanding stock of Aplio S.A. Aplio S.A., a societe anonyme organized under the laws of France is a developer of software for internet telephony products based in Sarcelles, France with marketing subsidiaries in Israel and California.

     Net2Phone, as consideration for the stock paid in a combination of stock, notes and cash. The total Purchase Price is $45,000,000.00 payable through the assumption of $726,953.14 of indebtedness, issuance of 582,749 stocks valued at $36.947 per share and issuance of promissory notes of initial principal amount of $6,537,451.00. Along with the stock and the notes, cash paid at the closing was $5,848,117.00 and $4,800,000 is subject to a holdback and wasn't delivered at closing for certain net worth adjustments and security for indemnification obligations of the sellers.

     Under certain circumstances Net2Phone has the obligation to repurchase certain stock of Net2Phone Inc.'s common stock issued in the acquisition on the terms set forth in the Stock Purchase Agreement (Exhibit 7(c)(1)).

ITEM 7.  Financial Statements

     The financial statements are amended and restated in their entirety. The closing date and the dates of anniversary payments mentioned in the first amendment of the Net2Phone 8-K, dated September 21, 2000, have been amended to be July 7, 2000, July 7, 2001 and July 7, 2002, respectively.

On July 23, 2000, Net2Phone, Inc. ("Net2Phone") filed a Current Report on Form 8-K to report its acquisition of Aplio, S.A. ("Aplio"). Pursuant to Item 7 of Form 8-K, Net2Phone indicated that it would file certain financial information no later than the date required under Item 7 of Form 8-K. This Amendment is filed to provide the required financial information.

     (a)  Financial Statements of Business Acquired

            The following audited financial statements of Aplio are included herein:

            Reports of Independent Auditor for December 31, 1997, December 31, 1998 and December 31, 1999

            Consolidated Balance Sheets as of December 31, 1997 and 1996, for December 31, 1998 and 1997 and of December 31, 1999 and 1998

            Consolidated Statements of Income of December 31, 1997 and
            1996, and for December 31, 1998 and 1997 and of December 31, 1999 and 1998

            Consolidated Statement of Cash Flows for the Year Ended December 31, 1997 and December 31, 1998 and 1997 and for December 31, 1999 and 1998

            Notes to Financial Statements, December 31, 1997, December 31, 1998 and December 31, 1999

            Supplementary Information to the Consolidated Financial Statements of June 30, 2000

            Consolidated Balance Sheets as of June 30, 2000 and 1999

            Consolidated Profit and Loss Account for the six months ended June 30, 2000 and December 31, 1999

            Consolidated Statements of Cash Flow for the six months ended June 30, 2000 and December 31, 1999

            Notes to Financial Statements, June 30, 2000 and 1999.

   (b) The following unaudited pro forma financial information of Net2Phone and Aplio is included herein:

            Unaudited Pro Forma Condensed Combined Balance Sheets, as of April 30, 2000

            Unaudited Condensed Combined Statement of Operations, for the nine months ended April 30, 2000

            Unaudited Condensed Combined Statement of Operations, for the year ended July 31, 1999

            Notes to the Pro Forma Financial Data

   Exhibit 23.1   Consent of Independent Auditors

                                  SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRATION HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORISED.

Date October 16, 2000                           By: /s/ ILAN SLASKY
                                                    ------------------
                                                    Ilan Slasky
                                                    Chief Financial Officer

                                  APLIO, S.A.

                       CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 1997

                                 Together with
                         Independant Auditors' Report

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of APLIO, S.A., and subsidiaries as of December 31, 1997.

We remind you that APLIO, S.A. is not under the French legal obligation to establish consolidated balance sheets.

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of APLIO, S.A. and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted principles.

Paris, May 16, 2000


/s/Maurice SOUED
Maurice SOUED
Auditor

                                  APLIO, S.A.
                                  -----------
                          Consolidated Balance Sheets
                          December 31, 1997 and 1996
                                (French Francs)

                                    ASSETS
                                    ------

                                     -------------------------------------------
                                        Year ended December 31, 1997  Year ended
                                     ---------------------------------
                                       Gross      Depr.or              December
                                       amount      allow.   Net amount 31, 1996
                                     -------------------------------------------

--------------------------------------------------------------------------------
Fixed assets                         2,573,878    119,694    2,454,184         0
--------------------------------------------------------------------------------
Intangible fixed assets              2,265,866     80,947    2,184,919         0
--------------------------------------------------------------------------------
Tangible fixed assets                  226,922     38,747      188,175         0
--------------------------------------------------------------------------------
Financial fixed assets                  81,090          0       81,090         0
--------------------------------------------------------------------------------
Current assets                       6,793,607          0    6,793,607         0
--------------------------------------------------------------------------------
Inventories                            369,050          0      369,050         0
--------------------------------------------------------------------------------
Trade accounts receivable                    0          0            0         0
--------------------------------------------------------------------------------
Other receivables                    1,309,899          0    1,309,899         0
--------------------------------------------------------------------------------
Marketable securities                5,041,230          0    5,041,230         0
--------------------------------------------------------------------------------
Available funds                         73,428          0       73,428         0
--------------------------------------------------------------------------------
Prepaid Expenses                        45,829                  45,829         0
--------------------------------------------------------------------------------
TOTAL ASSETS                         9,413,314    119,694    9,293,620         0
--------------------------------------------------------------------------------

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                                         -----------------------
                                                         Dec.31,1997 Dec.31,1996
                                                         -----------------------

--------------------------------------------------------------------------------
Stockholder's funds                                        7,573,321           0
--------------------------------------------------------------------------------
Called-up capital                                            960,000           0
--------------------------------------------------------------------------------
Additional paid-in capital                                 8,794,000           0
--------------------------------------------------------------------------------
Balance, beginning of year                                         0           0
--------------------------------------------------------------------------------
Net profit or loss                                        -2,180,679           0
--------------------------------------------------------------------------------
Differences of exchange                                            0           0
--------------------------------------------------------------------------------
Commitments and contingencies                                      0           0
--------------------------------------------------------------------------------
Liabilities                                                1,720,299           0
--------------------------------------------------------------------------------
Financial liabilities                                        310,439           0
--------------------------------------------------------------------------------
Governmental loans                                                 0           0
--------------------------------------------------------------------------------
Shareholders accounts                                         35,702           0
--------------------------------------------------------------------------------
Trade accounts payable                                       967,115           0
--------------------------------------------------------------------------------
Taxes & social debts                                         403,202           0
--------------------------------------------------------------------------------
Other debts                                                    3,841           0
--------------------------------------------------------------------------------
Unearned income                                                    0           0
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                          9,293,620           0
--------------------------------------------------------------------------------

                                  APLIO, S.A.
                                  -----------
                       Consolidated Statements of Income
                          December 31, 1997 and 1996
                                (French Francs)

                                                         -----------------------
                                                         Dec.31,1997 Dec.31,1996
                                                         -----------------------

--------------------------------------------------------------------------------
Net sales                                                     75,563           0
--------------------------------------------------------------------------------
Capitalized production costs                               1,625,272           0
--------------------------------------------------------------------------------
Other revenues                                                   895           0
--------------------------------------------------------------------------------
Total operating revenues                                   1,701,730           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cost of goods sold                                            57,538           0
--------------------------------------------------------------------------------
Personnel expenses                                         1,640,368           0
--------------------------------------------------------------------------------
Other operating expenses                                   2,948,793           0
--------------------------------------------------------------------------------
Taxes and licenses                                             7,433           0
--------------------------------------------------------------------------------
Depreciation of assets                                       119,695           0
--------------------------------------------------------------------------------
Allowance and contingences                                         0           0
--------------------------------------------------------------------------------
Total operating expenses                                   4,773,827           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loss from continuing operations                           -3,072,097           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loss from financial operations                                44,012           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Result of ordinary operations                             -3,028,085           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net exceptional result                                             0           0
--------------------------------------------------------------------------------
Income tax                                                   847,406           0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCOME                                                -2,180,679           0
--------------------------------------------------------------------------------

                                  APLIO, S.A.
                                  -----------
                     Consolidated Statement of Cash Flows
                         Years Ended December 31, 1997
                                (French Francs)


                                                -------------------------
                                                   1997           1996
                                                -------------------------

Operating expenses
-------------------------------------------------------------------------
Net income                                     -2,180,679               0
-------------------------------------------------------------------------
Depreciation expense                              119,695               0
-------------------------------------------------------------------------
Changes in stocks                                -369,050               0
-------------------------------------------------------------------------
Increase in accounts receivable and
in accounts payable                                18,430               0
-------------------------------------------------------------------------
Net cash provided by operating
activities                                     -2,411,604               0
-------------------------------------------------------------------------


Investing activities
-------------------------------------------------------------------------
Purchase of equipment                           2,573,878               0
-------------------------------------------------------------------------
Disposal of fixed assets                                0               0
-------------------------------------------------------------------------
Net cash used by investing activities          -2,573,878               0
-------------------------------------------------------------------------


Financing activities
-------------------------------------------------------------------------
Increase of capital                             9,754,000               0
-------------------------------------------------------------------------
Differences of exchange                                 0               0
-------------------------------------------------------------------------
New loans                                               0               0
-------------------------------------------------------------------------
Governmental loans                                      0               0
-------------------------------------------------------------------------
Shareholders accounts                              35,701               0
-------------------------------------------------------------------------
Net cash provided by financing
activities                                      9,789,701               0
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Net increase in cash                            4,804,219               0
-------------------------------------------------------------------------
Cash at beginning period                                0               0
-------------------------------------------------------------------------
Cash at end period                              4,804,219               0
-------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997


The consolidated financial statements of APLIO are established according to the French law of January 3, 1985 and to its statutory order of February 17, 1986. We think that the use of U.S. GAAP would not have lead to any significant difference about stockholders' equity and net loss, except for Research and Development Costs that were capitalized for KF 1,625.

The following information is wholly part of them.


A. Principles and modes of consolidation

 .  Concerned companies

From the start, the following companies are consolidated according to the global integration method, on the basis of their December 31, 1997 balance sheets.

--------------------------------------------------------------------------------
NAME         ADDRESS         % PARTICIP.         CREATION     ACCOUNTING PERIOD
--------------------------------------------------------------------------------
APLIO, S.A. Paris-France     Consolidating         1996            12/31
                                Company
--------------------------------------------------------------------------------
APLIO INC.     California-          100            1997            12/31
                  USA
--------------------------------------------------------------------------------
APLIO LTD        Israel             100            1997            12/31
--------------------------------------------------------------------------------

 .  Conversion method

The financial statements have been converted with the method of closing cost. That is, the average rate for the items included in the Statement of Income; the historical rate for the Stockholders' Funds' items; and the closing rate for the other items of the balance sheet. The amount of the difference between the historical and the closing rates has been registered in the Stockholders' funds in the item "foreign exchange differences".

 .  Minority participation

None.

 .  Deferred Tax Assets

None.

B. General Accounting Principles and methods of valuation

1. Intangible fixed assets
   -----------------------

Intangible fixed assets are evaluated on the basis of the acquisition or production cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:

Software                                      50%
Research and Development Costs                33%

Research and Development costs are capitalized when they fulfil the required conditions - strictly individualized projects, strong chances of technical and commercial success, costs separately stated for each project.

Amortization of R&D costs begins at the end of development.


2. Tangible fixed assets
   ---------------------

Tangible fixed assets are evaluated on the basis of the acquisition cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:

Industrial machinery & tooling                 20%
Other improvements                             10%
Transport equipment                            20%
Office & data processing equipment             33%
Furniture                                      20%


3. Inventories
   -----------

Inventories are estimated according to the weight average cost. The costs of finished goods include purchase costs, producing costs and additional costs (customs, duties and freight). A reserve for inventory loss is registered when the costs become superior to the estimated selling price.

4. Debts and Receivables assessment
   --------------------------------

They are estimated at their initial value. An allowance for bad debts is booked in case of irrecoverable debts.

The item "Other Receivables" include a French R&D Tax Credit of MF 0.8 in 1997. It will be reimbursed in 2001, or deduced from the future income tax if there is one before this time.


5. Fixed assets and depreciation
   -----------------------------

 .  Fixed assets



--------------------------------------------------------------------------------
       Items            Gross Amount    Acquisitions   Decrease   Gross Amount
                     Beginning of year      (KF)         (KF)      End of year
                           (KF)                                        (KF)
--------------------------------------------------------------------------------
     Software                        0            641         0             641
--------------------------------------------------------------------------------
    R&D costs                        0          1,625         0           1,625
--------------------------------------------------------------------------------
 Intangible fixed                    0          2,266         0           2,266
     assets
--------------------------------------------------------------------------------
  Tangible fixed                     0            227         0             227
     assets
--------------------------------------------------------------------------------
  Financial fixed                    0             81         0              81
     assets
--------------------------------------------------------------------------------
                                     0          2,574         0           2,574
--------------------------------------------------------------------------------


 .  Depreciation

--------------------------------------------------------------------------------
       Items               Amount           Increase     Decrease      Amount
                      Beginning of year       (KF)         (KF)     End of year
                           (KF)                                        (KF)
--------------------------------------------------------------------------------
     Software                         0             81          0            81
--------------------------------------------------------------------------------
    R&D costs                         0              0          0             0
--------------------------------------------------------------------------------
 Intangible fixed                     0             81          0            81
      assets
--------------------------------------------------------------------------------
 Tangible fixed                       0             39          0            39
      assets
--------------------------------------------------------------------------------
                                      0            120          0           120
--------------------------------------------------------------------------------

 6. Receivables statement
    ---------------------

---------------------------------------------------------------------------------------------------
       Items                     Gross Amount            Less than 1 year         More than 1 year
---------------------------------------------------------------------------------------------------
      Deposits                               82                                                  82
---------------------------------------------------------------------------------------------------
 Total fixed assets                          82                                                  82
---------------------------------------------------------------------------------------------------
     Inventories                            370                        370
---------------------------------------------------------------------------------------------------
 Accounts receivable                          0                          0
---------------------------------------------------------------------------------------------------
  Other receivable                        1,310                        463                      847
---------------------------------------------------------------------------------------------------
                                          1,680                        833                      847
---------------------------------------------------------------------------------------------------
  Prepaid expenses                           46                         46
---------------------------------------------------------------------------------------------------
                                             46                         46
---------------------------------------------------------------------------------------------------
        Total                             1,808                        879                      929
---------------------------------------------------------------------------------------------------

 7. Liabilities statement
    ---------------------

--------------------------------------------------------------------------------------------------------------
           Items                    Gross Amount  Less than 1 year     More than 1 year      More than 5 years
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        Bank overdrafts                      310                310
--------------------------------------------------------------------------------------------------------------
  Financial liabilities                       36                 36
--------------------------------------------------------------------------------------------------------------
                                             346                346
--------------------------------------------------------------------------------------------------------------
 Trade Accounts payable                      967                967
--------------------------------------------------------------------------------------------------------------
 Taxes and social debts                      402                402
--------------------------------------------------------------------------------------------------------------
           Others debts                        4                  4
--------------------------------------------------------------------------------------------------------------
                                           1,373              1,373
--------------------------------------------------------------------------------------------------------------
                  Total                    1,719              1,719
--------------------------------------------------------------------------------------------------------------

                                  APLIO, S.A.


                       CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 1998



                                 Together with
                         Independent Auditors' Report

                         Independent Auditors' Report


We have audited the accompanying consolidated balance sheets of APLIO, S.A. and subsidiaries as of December 31, 1998.

We remind you that APLIO S.A. is not under the French legal obligation to establish consolidated balance sheets.

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of APLIO, S.A. and subsidiaries as of December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted principles.

Paris, May 16, 2000


/s/ Maurice Soued
Maurice SOUED
Auditor

                                  APLIO, S.A.
                                  ----------
                          Consolidated Balance Sheets
                          December 31, 1998 and 1997
                                (French Francs)

                                              ASSETS
                                              ------

                                                  ----------------------------------------------------
                                                       Year ended December 31, 1998        Year ended
                                                  --------------------------------------
                                                                   Depr. or                 December
                                                   Gross amount     allow.    Net amount    31, 1997
                                                  ----------------------------------------------------

------------------------------------------------------------------------------------------------------
Fixed assets                                          4,636,483     2,423,244    2,213,239   2,454,184
------------------------------------------------------------------------------------------------------
Intangible fixed assets                               2,496,678     2,077,534      419,144   2,184,919
------------------------------------------------------------------------------------------------------
Tangible fixed assets                                 1,901,098       345,710    1,555,388     188,175  .
------------------------------------------------------------------------------------------------------
Financial fixed assets                                  238,707             0      238,707      81,090
------------------------------------------------------------------------------------------------------
Current assets                                       19,723,090       192,329   19,530,761   6,793,607
------------------------------------------------------------------------------------------------------
Inventories                                           3,192,399        85,551    3,106,848     369,050
------------------------------------------------------------------------------------------------------
Trade accounts receivable                             6,769,577       106,778    6,662,799           0
------------------------------------------------------------------------------------------------------
Other receivables                                     6,596,380             0    6,596,380   1,309,899
------------------------------------------------------------------------------------------------------
Marketable securities                                         0             0            0   5,041,230
------------------------------------------------------------------------------------------------------
Available funds                                       3,164,734             0    3,164,734      73,428
------------------------------------------------------------------------------------------------------
Prepaid Expenses                                        660,998                    660,998      45,829
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         25,020,571     2,615,573   22,404,998   9,293,620
------------------------------------------------------------------------------------------------------

                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                ------------------------------------

                                                                           ---------------------------
                                                                           Dec. 31, 1998 Dec. 31, 1997
                                                                           ---------------------------

------------------------------------------------------------------------------------------------------
Stockholder's funds                                                           10,745,899     7,573,321
------------------------------------------------------------------------------------------------------
Called-up capital                                                              1,194,667       960,000
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                    34,497,514     8,794,000
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                    -2,180,679             0
------------------------------------------------------------------------------------------------------
Net profit or loss                                                           -23,480,355    -2,180,679
------------------------------------------------------------------------------------------------------
Differences of exchange                                                          714,752             0
------------------------------------------------------------------------------------------------------
Commitments and contingencies                                                     36,025             0
------------------------------------------------------------------------------------------------------
Liabilities                                                                   11,623,074     1,720,299
------------------------------------------------------------------------------------------------------
Financial liabilities                                                                  0       310,439
------------------------------------------------------------------------------------------------------
Governmental loans                                                                     0             0
------------------------------------------------------------------------------------------------------
Shareholders accounts                                                             93,100        35,702
------------------------------------------------------------------------------------------------------
Trade accounts payable                                                         9,148,622       967,115
------------------------------------------------------------------------------------------------------
Taxes & social debts                                                             970,537       403,202
------------------------------------------------------------------------------------------------------
Other debts                                                                    1,410,815         3,841
------------------------------------------------------------------------------------------------------
Unearned income                                                                        0             0
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             22,404,998     9,293,620
------------------------------------------------------------------------------------------------------

                                  APLIO, S.A.
                                  -----------
                       Consolidated Statements of Income
                          December 31, 1998 and 1997
                                 (French Francs)

                                                 -----------------------------
                                                 Dec. 31, 1998   Dec. 31, 1997
                                                 -----------------------------

------------------------------------------------------------------------------
Net sales                                           28,334,053          75,563
------------------------------------------------------------------------------
Capitalized production costs                                 0       1 625,272
------------------------------------------------------------------------------
Other revenues                                               3             895
------------------------------------------------------------------------------
Total operating revenues                            28,334,056       1,701,730
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cost of goods sold                                  20,019,757          57,538
------------------------------------------------------------------------------
Personnel expenses                                   8,097,834       1,640,368
------------------------------------------------------------------------------
Other operating expenses                            23,667,093       2,948,793
------------------------------------------------------------------------------
Taxes and licenses                                     126,300           7,433
------------------------------------------------------------------------------
Depreciation of assets                               2,304,989         119,695
------------------------------------------------------------------------------
Allowance and contingences                             233,672               0
------------------------------------------------------------------------------
Total operating expenses                            54,449,645       4,773,827
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Loss from continuing operations                    -26,115,589      -3,072,097
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Loss from financial operations                        -787,770          44,012
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Result of ordinary operations                      -26,903,359      -3,028,085
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net exceptional result                                  -6,011               0
------------------------------------------------------------------------------
Income tax                                           3,429,015         847,406
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME                                         -23,480,355      -2,180,679
------------------------------------------------------------------------------

                                  APLIO, S.A.
                                  -----------

                     Consolidated Statement of Cash Flows
                    Years Ended December 31, 1998 and 1997
                                (French Francs)

                                                    ---------------------------
                                                     1998               1997
                                                    ---------------------------
Operating expenses
-------------------------------------------------------------------------------
Net income                                       -23,480,355         -2,180,679
-------------------------------------------------------------------------------
Depreciation expense                               2,538,661            119,695
-------------------------------------------------------------------------------
Changes in stocks                                 -2,823,349           -369,050
-------------------------------------------------------------------------------
Increase in accounts receivable and
in accounts payable                               -2,522,169             18,430
-------------------------------------------------------------------------------
Net cash provided by operating
activities                                       -26,287,212         -2,411,604
-------------------------------------------------------------------------------

Investing activities
-------------------------------------------------------------------------------
Purchase of equipment                              2,062,605          2,573,878
-------------------------------------------------------------------------------
Disposal of fixed assets                                   0                  0
-------------------------------------------------------------------------------
Net cash used by investing
activities                                        -2,062,605         -2,573,878
-------------------------------------------------------------------------------

Financing activities
-------------------------------------------------------------------------------
Increase of capital                               25,938,181          9,754,000
-------------------------------------------------------------------------------
Difference of exchange                               714,752                  0
-------------------------------------------------------------------------------
New loans                                                  0                  0
-------------------------------------------------------------------------------
Governmental loans                                         0                  0
-------------------------------------------------------------------------------
Shareholders accounts                                 57,398             35,701
-------------------------------------------------------------------------------
Net cash provided by financing
activities                                        26,710,331          9,789,701
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Net increase in cash                              -1,639,485          4,804,219
-------------------------------------------------------------------------------
Cash at beginning period                           4,804,219                  0
-------------------------------------------------------------------------------
Cash at end period                                 3,164,734          4,804,219
-------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998


The consolidated financial statements of APLIO are established according to the French law of January 3, 1985 and to its statutory order of February 17, 1986. We think that the use of U.S. GAAP would not have lead to any significant difference about stockholders' equity and net loss, except for Research and Development costs that were capitalized and depreciated for an amount of KF 1,625.

The following information is wholly part of them.

A. Principles and modes of consolidation

 .  Concerned companies

From the start, the following companies are consolidated according to the global integration method, on the basis of their December 31, 1998 balance sheets.

-------------------------------------------------------------------------------------------------------
NAME                 ADDRESS                % PARTICIP.          CREATION           ACCOUNTING PERIOD
-------------------------------------------------------------------------------------------------------
APLIO, S.A.          Paris-France          Consolidating            1996                   12/31
                                              Company
-------------------------------------------------------------------------------------------------------
APLIO INC.           California-                100                 1997                   12/31
                         USA
-------------------------------------------------------------------------------------------------------
APLIO LTD             Israel                    100                 1997                   12/31
-------------------------------------------------------------------------------------------------------

 .  Conversion method

The financial statements have been converted with the method of closing cost. That is, the average rate for the items included in the Statement of Income; the historical rate for the Stockholders' Funds' items; and the closing rate for the other items of the balance sheet. The amount of the difference between the historical and the closing rates has been registered in the Stockholders' funds in the item "foreign exchange differences".

 .  Minority participation

None.

 .  Deferred Tax Assets

None.

B. General Accounting Principles and methods of valuation

1. Intangible fixed assets
   -----------------------

Intangible fixed assets are evaluated on the basis of the acquisition or production cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:

Software                           50%
Research and Development Costs     33%

Research and Development costs are capitalized when they fulfil the required conditions - strictly individualized projects, strong chances of technical and commercial success, costs separately stated for each project.

Amortization of R&D costs begins at the end of development.


2. Tangible fixed assets
   ---------------------

Tangible fixed assets are evaluated on the basis of the acquisition cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:


Industrial machinery & tooling                            20%
Other improvements                                        10%
Transport equipment                                       20%
Office & data processing equipment                        33%
Furniture                                                 20%

3. Inventories
   -----------

Inventories are estimated according to the weight average cost. The costs of finished goods include purchase costs, producing costs and additional costs (customs, duties and freight). A reserve for inventory loss is registered when the costs become superior to the estimated selling price.

4. Debts and Receivables assessment
   --------------------------------

They are estimated at their initial value. An allowance for bad debts is booked in case of irrecoverable debts.

The item "Other Receivables" include a French R&D Tax Credit of MF 3.4 in 1998 and MF 0.8 in 1997. It will be reimbursed respectively in 2002 and 2001, or deduced from the future income tax if there is one before these dates.


5.   Fixed assets and depreciation
     -----------------------------

 .    Fixed assets

--------------------------------------------------------------------------------------------------------
     Items                 Gross Amount         Acquisitions      Decrease              Gross Amount
                         Beginning of year           (KF)           (KF)                 End of year
                              (KF)                                                          (KF)
--------------------------------------------------------------------------------------------------------
   Software                     641                     230               0                     871
--------------------------------------------------------------------------------------------------------
  R&D costs                   1,625                       0               0                   1,625
--------------------------------------------------------------------------------------------------------
Intangible fixed              2,266                     230               0                   2,496
   assets
--------------------------------------------------------------------------------------------------------
Tangible fixed                  227                   1,674               0                   1,901
   assets
--------------------------------------------------------------------------------------------------------
Financial fixed                  81                     158               0                     239
   assets
--------------------------------------------------------------------------------------------------------
                              2,574                   2,062               0                   4,636
--------------------------------------------------------------------------------------------------------

 .    Depreciation

--------------------------------------------------------------------------------------------------------
     Items                    Amount            Increase          Decrease              Amount
                         Beginning of year        (KF)              (KF)              End of year
                              (KF)                                                       (KF)
--------------------------------------------------------------------------------------------------------
   Software                    81                  371                0                   452
--------------------------------------------------------------------------------------------------------
  R&D costs                     0                1,625                0                 1,625
--------------------------------------------------------------------------------------------------------
Intangible fixed               81                1,996                0                 2,077
    assets
--------------------------------------------------------------------------------------------------------
Tangible fixed                 39                  307                0                   346
    assets
--------------------------------------------------------------------------------------------------------
                              120                2,303                0                 2,423
--------------------------------------------------------------------------------------------------------

6. Receivables statement
   ---------------------

--------------------------------------------------------------------------------
     Items               Gross Amount      Less than 1 year     More than 1 year
--------------------------------------------------------------------------------
    Deposits                  239                                     239
--------------------------------------------------------------------------------
Total fixed assets            239                                     239
--------------------------------------------------------------------------------
   Inventories              3,107                 3,107
--------------------------------------------------------------------------------
Accounts receivable         6,770                 6,770
--------------------------------------------------------------------------------
  Other receivable          6,543                 2,267             4,276
--------------------------------------------------------------------------------
                           16,420                12,144             4,276
--------------------------------------------------------------------------------
  Prepaid expenses            661                   661
--------------------------------------------------------------------------------
                              661                   661
--------------------------------------------------------------------------------
        Total              17,320                12,805             4,515
--------------------------------------------------------------------------------

7. Liabilities statement
   ---------------------

---------------------------------------------------------------------------------------------------------
     Items              Gross Amount      Less than 1 year     More than 1 year      More than 5 Years
---------------------------------------------------------------------------------------------------------
      Bank overdrafts              0                     0
---------------------------------------------------------------------------------------------------------
Financial liabilities             93                    93
---------------------------------------------------------------------------------------------------------
                                  93                    93                    0
---------------------------------------------------------------------------------------------------------
       Trade Accounts          9,149                 9,149
              Payable
---------------------------------------------------------------------------------------------------------
     Taxes and social            970                   970
                debts
---------------------------------------------------------------------------------------------------------
          Other debts            991                   991
---------------------------------------------------------------------------------------------------------
                              11,110                11,110
---------------------------------------------------------------------------------------------------------
                Total         11,203                11,203                    0
---------------------------------------------------------------------------------------------------------

                                  APLIO, S.A.


                       CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 1999


                                 Together with
                         Independant Auditors' Report

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of APLIO, S.A. and subsidiaries as of December 31, 1999.

We remind you that APLIO S.A. is not under the French legal obligation to establish consolidated balance sheets.

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of APLIO, S.A. and subsidiaries as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted principles.


Paris, May 16, 2000


/s/ Maurice SOUED
Maurice SOUED
Auditor

                                  APLIO, S.A.
                                  -----------
                          Consolidated Balance Sheets
                          December 31, 1999 and 1998
                                (French Francs)

                                              ASSETS
                                              ------

                                 ---------------------------------------------------------
                                        Year ended December 31, 1999           Year ended
                                 ----------------------------------------
                                                 Depr.or                        December
                                 Gross amount     allow.       Net amount       31, 1998
                                 ---------------------------------------------------------

------------------------------------------------------------------------------------------
Fixed assets                      15,372,211    2,456,984      12,915,227       2,213,239
------------------------------------------------------------------------------------------
Intangible fixed assets           12,744,163    1,581,712      11,162,451         419,144
------------------------------------------------------------------------------------------
Tangible fixed assets              2,336,230      875,272       1,460,958       1,555,388
------------------------------------------------------------------------------------------
Financial fixed assets               291,818            0         291,818         238,707
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Current assets                    17,895,558    1,057,123      16,838,435      19,530,761
------------------------------------------------------------------------------------------
Inventories                        4,057,503      298,212       3,759,291       3,106,848
------------------------------------------------------------------------------------------
Trade accounts receivable          2,523,143      758,911       1,764,232       6,662,799
------------------------------------------------------------------------------------------
Other receivables                  9,184,673            0       9,184,673       6,596,380
------------------------------------------------------------------------------------------
Marketable securities              1,545,638            0       1,545,638               0
------------------------------------------------------------------------------------------
Available funds                      584,601            0         584,601       3,164,734
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Prepaid Expenses                     111,450            0         111,450         660,998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TOTAL ASSETS                      33,379,219    3,514,107      29,865,112      22,404,998
------------------------------------------------------------------------------------------

                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                ------------------------------------

                                                             -----------------------------
                                                              Dec.31,1999     Dec.31,1998
                                                             -----------------------------

------------------------------------------------------------------------------------------
Stockholder's funds                                            -3,106,192      10,745,899
------------------------------------------------------------------------------------------
Called-up capital                                              13,746,966       1,194,667
------------------------------------------------------------------------------------------
Additional paid-in capital                                     28,195,306      34,497,514
------------------------------------------------------------------------------------------
Balance, beginning of year                                    -25,661,038      -2,180,679
------------------------------------------------------------------------------------------
Net profit or loss                                            -20,011,021     -23,480,355
------------------------------------------------------------------------------------------
Differences of exchange                                           623,595         714,752
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Commitments and contingencies                                     892,725          36,025
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Liabilities                                                    31,584,869      11,623,074
------------------------------------------------------------------------------------------
Financial liabilities                                             494,580               0
------------------------------------------------------------------------------------------
Governmental loans                                              5,000,000               0
------------------------------------------------------------------------------------------
Shareholders accounts                                          17,448,808          93,100
------------------------------------------------------------------------------------------
Trade accounts payable                                          7,743,170       9,148,622
------------------------------------------------------------------------------------------
Taxes & social debts                                              589,991         970,537
------------------------------------------------------------------------------------------
Other debts                                                       308,320       1,410,815
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Unearned income                                                   493,710               O
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              29,865,112      22,404,998
------------------------------------------------------------------------------------------

                                  APLIO, S.A.
                                  ----------
                       Consolidated Statements of Income
                          December 31, 1999 and 1998
                                (French Francs)

                                                  ----------------------------
                                                  Dec.31, 1999   Dec.31, 1998
                                                  ----------------------------

------------------------------------------------------------------------------
Net sales                                           24,697,403     28,334,053
------------------------------------------------------------------------------
Capitalized production costs                        11,516,125              0
------------------------------------------------------------------------------
Other revenues                                          88,482              3
------------------------------------------------------------------------------
Total operating revenues                            36,302,010     28,334,056
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cost of goods sold                                  18,664,539     20,019,757
------------------------------------------------------------------------------
Personnel expenses                                  13,152,749      8,097,834
------------------------------------------------------------------------------
Other operating expenses                            24,793,314     23,667,093
------------------------------------------------------------------------------
Taxes and licenses                                     180,499        126,300
------------------------------------------------------------------------------
Depreciation of assets                               1,655,941      2,304,989
------------------------------------------------------------------------------
Allowance and contingences                           1,612,817        233,672
------------------------------------------------------------------------------
Total operating expenses                            60,059,859     54,449,645
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Loss from continuing operations                    -23,757,849    -26,115,589
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Loss from financial operations                        -386,792       -787,770
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Result of ordinary operations                      -24,144,641    -26,903,359
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net exceptional result                                  20,575         -6,011
------------------------------------------------------------------------------
Income tax                                           4,113,045      3,429,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME                                         -20,011,021    -23,480,355
------------------------------------------------------------------------------

                                   APLIO, S.A.
                                   -----------
                     Consolidated Statement of Cash Flows
                    Years Ended December 31, 1999 and 1998
                                (French Francs)



                                          ------------------------------------
                                              1999       1998        1997
                                          ------------------------------------

Operating expenses
------------------------------------------------------------------------------
Net income                                -20,011,021  -23,480,355  -2,180,679
------------------------------------------------------------------------------
Depreciation expense                        1,755,234    2,538,661     119,695
------------------------------------------------------------------------------
Changes in stocks                            -865,104   -2,823,349    -369,050
------------------------------------------------------------------------------
Increase in accounts receivable and
in accounts payable                          -187,099   -2,522,169      18,430
------------------------------------------------------------------------------
Net cash provided by operating
activities                                -19,307,990  -26,287,212  -2,411,604
------------------------------------------------------------------------------

Investing activities
------------------------------------------------------------------------------
Purchase of equipment                      10,735,728    2,062,605   2,573,878
------------------------------------------------------------------------------
Disposal of fixed assets                            0            0           0
------------------------------------------------------------------------------
Net cash used by investing
activities                                -10,735,728   -2,062,605  -2,573,878
------------------------------------------------------------------------------

Financing activities
------------------------------------------------------------------------------
Increase of capital                         6,250,091   25,938,181   9,754,000
------------------------------------------------------------------------------
Differences of exchange                       -91,157      714,752           0
------------------------------------------------------------------------------
New loans                                      61 304            0           0
------------------------------------------------------------------------------
Governmental loans                          5,000,000            0           0
------------------------------------------------------------------------------
Shareholders accounts                      17,355,708       57,398      35,701
------------------------------------------------------------------------------
Net cash provided by financing
activities                                 28,575,946   26,710,331   9,789,701
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase in cash                       -1,467,771   -1,639,485   4,804,219
------------------------------------------------------------------------------
Cash at beginning period                    3,164,734    4,804,219           0
------------------------------------------------------------------------------
Cash at end period                          1,696,962    3,164,734   4,804,219
------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999

APLIO, S.A. and subsidiaries have closed their third accounting period on December 31, 1999.

In order to ensure its development, the Company realized an increase of capital that added up to MF 6.2, share premium included, and also obtained current account contribution for an amount of MF 17.4. These financial contributions allowed the Company to :

- complete the APLIO TRIO development
- confirm its position as a technological company.

Because of the strategic changes decided by management, sales decreased a lot during the second six-month period of the year. The total turnover amounts to MF
24.7 against MF 28.3 last year; the loss amounts to MF 27.1 against MF 20.2 last year.

Moreover, these results include a French Research and Development Tax Credit of MF 4.1.

In order to face new investments in 2000, another increase of capital was realized on February 21, 2000, for an amount of MF 7.5. The ability of the Company to continue is dependent on other financial contributions that will have to take place in 2000.

            SUPLEMENTARY INFORMATION TO THE CONSOLIDATED FINANCIAL
                                  STATEMENTS
                               December 31, 1999

The consolidated financial statements of APLIO are established according to the French law of January 3, 1985 and to its statutory order of February 17, 1986. We think that the use of U.S. GAAP would not have lead to any significant difference about stockholders' equity and net loss, except for Research and Development costs that were capitalized for KF 11,5 15 and depreciated for an amount of KF 729.

The following information is wholly part of them.

A. Principles and modes of consolidation

 .  Concerned companies

From the start, the following companies are consolidated according to the global integration method, on the basis of their December 31, 1999 balance sheets.

---------------------------------------------------------------------------------------------------
NAME                    ADDRESS         % PARTICIP.           CREATION           ACCOUNTING PERIOD

---------------------------------------------------------------------------------------------------
APLIO, S.A.          Paris-France    Consolidating               1996                12/31
                                     Company
---------------------------------------------------------------------------------------------------
APLIO INC.           California-         100                     1997                12/31
                     USA
---------------------------------------------------------------------------------------------------
APLIO LTD            Israel              100                     1997                12/31
---------------------------------------------------------------------------------------------------

 .    Conversion method

The financial statements have been converted with the method of closing cost. That is, the average rate for the items included in the Statement of Income ; the historical rate for the Stockholders' Funds' items ; and the closing rate for the other items of the balance sheet. The amount of the difference between the historical and the closing rates has been registered in the Stockholders' funds in the item a "foreign exchange differences".

 .  Minority participation

None.

 .  Deferred Tax Assets

None.

B. General Accounting Principles and methods of valuation

1. Intangible fixed assets
   -----------------------

Intangible fixed assets are evaluated on the basis of the acquisition or production cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following :

Software                                              50%
Research and Development Costs                        33%

Research and Development costs are capitalized when they fulfil the required conditions -strictly individualized projects, strong chances of technical and commercial success, costs separately stated for each project.

Amortization of R&D costs begins at the end of development.

2. Tangible fixed assets
   ---------------------

Tangible fixed assets are evaluated on the basis of the acquisition cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following :

Industrial machinery & tooling                              20%
Other improvements                                          10%
Transport equipment                                         20%
Office & data processing equipment                          33%
Furniture                                                   20%

3. Inventories
   -----------

Inventories are estimated according to the weight average cost. The costs of finished goods include purchase costs, producing costs and additional costs (customs, duties and freight). A reserve for inventory loss is registered when the costs become superior to the estimated selling price.

4. Debts and Receivables assessment
   --------------------------------

They are estimated at their initial value. An allowance for bad debts is booked in case of irrecoverable debts.

The item "Other Receivables" include a French R&D Tax Credit of MF 4.1 in 1999, MF 3.4 in 1998 and MF 0.8 in 1997. It will be reimbursed respectively in 2003, 2002 and 2001, or deduced from the future income tax if there is one before these dates.

     5. Fixed assets and depreciation
        -----------------------------

     .  Fixed assets

     --------------------------------------------------------------------------------------------------------------------------
            Items              Gross Amount                                                                       Gross Amount
                              Beginning of year              Acquisitions                  Decrease                End of year
                                  (KF)                         (KF)                          (KF)                     (KF)
     --------------------------------------------------------------------------------------------------------------------------
          Software                   871                           357                           0                   1.228
     --------------------------------------------------------------------------------------------------------------------------
          R&D costs                1,625                        11,515                       1,625                  11,515
     --------------------------------------------------------------------------------------------------------------------------
        Intangible fixed           2,496                        11,872                       1,625                  12,743
          assets
     --------------------------------------------------------------------------------------------------------------------------
        Tangible fixed             1,901                           447                          12                   2,336
          assets
     --------------------------------------------------------------------------------------------------------------------------
        Financial fixed              239                            53                           0                     292
          assets
     --------------------------------------------------------------------------------------------------------------------------
                                   4,636                        12,373                       1,637                  15,372
     --------------------------------------------------------------------------------------------------------------------------

     .  Depreciation

     -------------------------------------------------------------------------------------------------------------------------
          Items                          Amount                  Increase                Decrease                    Amount
                                    Beginning of year              (KF)                   (KF)                     End of year
                                       (KF)                                                                            (KF)
     --------------------------------------------------------------------------------------------------------------------------
          Software                       452                         400                      0                       852
     --------------------------------------------------------------------------------------------------------------------------
         R&D costs                     1,625                         729                  1,625                       729
     --------------------------------------------------------------------------------------------------------------------------
        Intangible fixed               2,077                       1,129                  1,625                     1,581
          assets
     --------------------------------------------------------------------------------------------------------------------------
        Tangible fixed                   346                         535                      5                       875
          assets
     --------------------------------------------------------------------------------------------------------------------------
                                       2,423                       1,664                  1,630                     2,456
     --------------------------------------------------------------------------------------------------------------------------


     6. Receivables statement
        ---------------------

     --------------------------------------------------------------------------------------------------------------------------
           Items                          Gross Amount                         Less than 1 year               More than 1 year
     --------------------------------------------------------------------------------------------------------------------------
           Deposits                                 292                                                                   292
     --------------------------------------------------------------------------------------------------------------------------
        Total fixed assets                          292                                                                   292
     --------------------------------------------------------------------------------------------------------------------------
           Inventories                            3,759                                   3,759
     --------------------------------------------------------------------------------------------------------------------------
        Accounts receivable                       1,764                                   1,764
     --------------------------------------------------------------------------------------------------------------------------
          Other receivable                        9,184                                     790                         8,394
     --------------------------------------------------------------------------------------------------------------------------
                                                 14,707                                   6,313                         8,394
     --------------------------------------------------------------------------------------------------------------------------
          Prepaid expenses                          111                                     111
     --------------------------------------------------------------------------------------------------------------------------
                                                    111                                     111
     --------------------------------------------------------------------------------------------------------------------------
               Total                             15,110                                   6,424                         8,686
     --------------------------------------------------------------------------------------------------------------------------

7. Liabilities statement
   ---------------------

----------------------------------------------------------------------------------------------------
     Items                   Gross Amount      Less than 1 year     More than 1 year     More than 5
                                                                                            years
----------------------------------------------------------------------------------------------------
      Bank overdrafts                 495                   495
----------------------------------------------------------------------------------------------------
   Governmental loans               5,000                                      5,000
----------------------------------------------------------------------------------------------------
Financial liabilities              17,449                17,449
----------------------------------------------------------------------------------------------------
                                   22,944                17,944                5,000
----------------------------------------------------------------------------------------------------
       Trade Accounts               7,543                 7,543
              payable
----------------------------------------------------------------------------------------------------
     Taxes and social                 590                   590
                debts
----------------------------------------------------------------------------------------------------
          Other debts                 308                   308
----------------------------------------------------------------------------------------------------
                                    8,441                 8,441
----------------------------------------------------------------------------------------------------
                Total              31,385                26,385                5,000
----------------------------------------------------------------------------------------------------

                                  APLIO, S.A.

                       CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 2000
                                  (UNAUDITED)

                                  APLIO, S.A.

                          Consolidated Balance Sheets

                             June 30, 2000 and 1999

                                                                        30 Jun'00 31 Dec '99
                                   Assets                                 FF'OOO     FF'000
                                                                        ---------  ---------
    Current assets:

      Cash and cash equivalents                                             2,164      1,697
      Trade accounts receivable, less allowances for doubtful
      accounts of FF 527,212  )                                 1,268         741      1,764
                                                                 (527)


      Inventories:
      Finished goods                                                       2,714       3,095
      Raw materials                                                          655         664
      Supplies                                                          ---------  ---------
                            Total inventories                               3,369      3,759
      Other current assets                                                  9,310      9,185
      Prepaid Expenses                                                         56        111
                            Total Current Assets                           15,640     16,516



    Fixed Assets
      Intangible fixed Assets                                  12,860       9,635     11,162

                    Less accumulated depreciation              (3,225)
      Tangible fixed Assets                                     2,529       1,401      1,461
                    Less accumulated depreciation              (1,128)
      Financial Fixed Assets                                      205         205        292

                                                                        ---------  ---------
                                                                           11,241     12,915

                                                                        ---------  ---------

                            Total Fixed Assets                             11,241     12,915

                                                                        ---------  ---------

                                                                           26,881     29,431
                                                                        =========  =========

                                  APLIO, S.A.

                          Consolidated Balance Sheets

                            June 30, 2000 and 1999

                                                                        30 Jun'00         31 Dec '99
                          Liabilities and Stockholders' Equity            FF'OOO              FF'000
                                                                        ---------         ----------
           Current liabilities:
              Loans & Overdrafts                                               55                 61
              Trade accounts payable                                        6,687              7,743
              Taxes & social security                                       1,107                590
              Sundry payables                                                 602                308
              Unearned income                                                                    494
              Provisions for risks                                          1,215                893
                                                                        ---------         ----------

                                 Total current liabilities                  9,666             10,089

           Long-term debt, excluding current installments

              Governmental loans                                            6,439              5,000
              Shareholders accounts                                        19,664             17,448

                                                                        ---------         ----------
                                                                           26,103             22,448

                                   Total liabilities                       35,769             32,537
                                                                        =========         ==========
           Stockholders' equity:

               Share Capita1                                               21,697             13,747
               Additional paid-in capital                                  28,195             28,195
               Retained earnings                                          (45,672)           (25,661)
               Result for period                                          (13,073)           (20,011)
               Foreign exchange movements                                     (35)               624
                                                                        ---------         ----------

                                 Total stockholders equity                 -8,888             -3,106


                                                                           26,881             29,431
                                                                        =========         ==========


                                  APLIO, S.A.

                     Consolidated Profit and Loss Account

                            June 30, 2000 and 1999

                                                       30 Jun'00           31 Dec '99
                                                         FF'00               FF'000
                                                     --------------     ---------------
TURNOVER                                                      4,228              24,697

CAPITALIZED PRODUCT COSTS                                                        11,516

OTHER REVENUES                                                   88                  88

COST OF SALES                                                (2,517)            (18,665)
                                                     --------------     ---------------
GROSS MARGIN                                                  1,799              17,637

SELLING AND ADMINISTRATIVE EXPENSES                         (14,764)            (41,395)
                                                     --------------     ---------------
OPERATING RESULT                                            (12,965)            (23,758)

EXCEPTIONAL COST                                                547                  21


INTEREST RECIEVABLE                                             236                 441

INTEREST PAYABLE                                               (891)               (828)
                                                     --------------     ---------------
                                                               (655)               (387)


                                                     --------------     ---------------
RESULT BEFORE TAXATION                                      (13,073)            (24,124)

TAXATION
DEFERRED TAX                                                      0               4,113

                                                     --------------     ---------------
RESULT AFTER TAX                                            (13,073)            (20,011)


                                                     --------------     ---------------
RESULT FOR THE PERIOD                                       (13,073)            (20,011)
                                                     ==============     ===============

                                  APLIO, S.A.

                                   CASH FLOW

                            June 30, 2000 and 1999

                                                                                         30 Jun '00
                                                                                           FF '000
                                                                                     -----------------
    OPERATING ACTIVITIES
    OPERATING PROFIT                                                                           (12,965)
    DEPRECIATION CHARGES                                                                         1,843
    PROFIT/(LOSS) ON SALE OF ASSETS                                                                (44)
    (INCREASE) /DECREASE IN STOCKS                                                                 390
    (INCREASE) /DECREASE IN DEBTORS                                                                898
    INCREASE/(DECREASE) IN CREDITORS                                                             3,233
    OTHER                                                                                          (58)

                                                                                     -----------------
    Net cash flow from operating activities                                                     (6,703)

    RETURNS ON INVESTMENT AND SERVICING OF FINANCE
    INTEREST RECEIVED                                                                              236
    INTEREST PAID                                                                                 (891)
    DIVIDENDS PAID/RECEIVED
    OTHER

                                                                                     -----------------
    Net cash flow from returns on investments and serving of finance                              (655)

    TAXATION
    CORPORATION TAX                                                                                  0
    OTHER

    Tax paid                                                                                         0

    INVESTING ACTIVITIES
    PURCHASE OF FIXED ASSETS                                                                      (125)
    SALE OF FIXED ASSETS                                                                             0
    OTHER

                                                                                     -----------------
    Net cash flow from investing activities                                                       (125)
                                                                                     -----------------
    NET CASH FLOW BEFORE FINANCING                                                              (7,483)

    FINANCING
    ISSUE OF SHARE CAPITAL                                                                       7,950
    OTHER

    Net cash flow from financing                                                                 7,950
                                                                                     -----------------
    INCREASE IN CASH AND CASH EQUIVALENTS                                                          467

    OPENING CASH AND CASH EQUIVALENTS                                                            1,697
                                                                                     -----------------
    CLOSING CASH AND CASH EQUIVALENTS                                                            2,164
                                                                                     =================

                                  APLIO, S.A.

                       Statement of Stockholders Equity

                            June 30, 2000 and 1999

                                Share         Share       Other       Minority    Exchange        P&L          Totals
                               Capital       Premium     Reserve                  Movments
    -------------------------------------------------------------------------------------------------------------------
    At commencement of peri       13,747       28,195                                  624      (45,672)       (3,106)

    Result for period                                                                           (13,073)      (13,073)

    Foreign exchange movements                                                        (659)                      (659)

    Other items                    7,950                                                                        7,950

                              -----------------------------------------------------------------------------------------
    At end of period              21,697       28,195            0            0        (35)     (58,745)       (8,888)
                              =========================================================================================

                      NOTES TO THE FINANCIAL STATEMENTS,

                            June 30, 2000 and 1999

     SUPLEMENTARY INFORMATION TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 2000

The consolidated financial statements of APLIO are established according to the French law of January 3, 1985 and to its statutory order of February 17, 1986.

The following information is wholly part of them.

A. Principles and modes of consolidation

 .  Concerned companies

From the start, the following companies are consolidated according to the global integration method, on the basis of their June 30, 2000 balance sheets.

-----------------------------------------------------------------------------------------------------------
 NAME                       ADDRESS                % PARTICIP.         CREATION        ACCOUNTING PERIOD
-----------------------------------------------------------------------------------------------------------
   APLIO, S.A.            Paris-France            Consolidating           1996               06/30
                                                    Company
-----------------------------------------------------------------------------------------------------------
   APLIO INC.             California-                  100                1997               06/30
                             USA
-----------------------------------------------------------------------------------------------------------
   APLIO LTD                Israel                     100                1997               06/30
-----------------------------------------------------------------------------------------------------------

 .  Conversion method

The financial statements have been converted with the method of closing cost. That is, the average rate for the items included in the Statement of Income; the historical rate for the Stockholders' Funds' items; and the closing rate for the other items of the balance sheet. The amount of the difference between the historical and the closing rates has been registered in the Stockholders' funds in the item "foreign exchange differences".

 .  Minority participation

None.

 .  Deferred Tax Assets

None.

B. General Accounting Principles and methods of valuation

1. Change in General Accounting Principles concerning R & D costs
------------------------------------------------------------------

From the beginning of 2000, the new management decided not to capitalize Research and Development Costs any more, which constitutes a change in the accounting principles used the previous years.

2. Intangible fixed assets
--------------------------

Intangible fixed assets are evaluated on the basis of the acquisition or production cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:

Software                           50%
Research and Development Costs     33%

Research and Development costs were capitalized (before 2000) when they fulfilled the required conditions - strictly individualized projects, strong chances of technical and commercial success, costs separately stated for each project.

Amortization of R&D costs began at the end of development.

3. Tangible fixed assets
------------------------

Tangible fixed assets are evaluated on the basis of the acquisition cost. Amortization is calculated according to the predictable useful life.

The most currently used amortization rates are the following:


Industrial machinery & tooling                20%
Other improvements                            10%
Transport equipment                           20%
Office & data processing equipment            33%
Furniture                                     20%

4. Inventories
--------------

Inventories are estimated according to the weight average cost. The costs of finished goods include purchase costs, producing costs and additional costs (customs, duties and freight). A reserve for inventory loss is registered when the costs become superior to the estimated selling price.

5. Debts and Receivables assessment
-----------------------------------

They are estimated at their initial value. An allowance for bad debts is booked in case of irrecoverable debts.

The item "Other Receivables" includes a French R&D Tax Credit of MF 4.1 in 1999, MF 3.4 in 1998 and MF 0.8 in 1997. It will be reimbursed respectively in 2003, 2002 and 2001, or deduced from the future income tax if there is one before these dates.

6.
                             Tangible Fixed Assets


                                    FREEHOLD        PLANT &      FIXTURES &         MOTOR      TOTAL
                                      LAND &      EQUIPMENT        FITIINGS      VEHICLES
                                   BUILDINGS
                                           0              0               0             0          0
         -------------------------------------------------------------------------------------------
         COST
         At commencement of period                      435           1,816            85      2,336
         Additions                                                      125                      125
         Disposals                                                                                 0
         Transfers                                                                                 0
         Exchange diffs                                                  62             6         68

         -------------------------------------------------------------------------------------------
         At end of period                  0            435           2,003            91      2,529
         ===========================================================================================
         DEPRECIATION
         At commencement of period                      123             739            13        875
         Charge for the year                             44             177             8        229
         Eliminated on disposals                                                                   0
         Transfers                                                                                 0
         Exchange diffs                                                  24                       24

         -------------------------------------------------------------------------------------------
         At end of period                  0            167             940            21      1,128
         ===========================================================================================

         NET BOOK VALUE
         At commencement of                0            312           1,077            72      1,461
         ===========================================================================================
         At end of period                  0            268           1,063            70      1,401
         ===========================================================================================

7.

                                    Stocks

                            June 30, 2000 and 1999



                                             30 Jun '00         31 Dec '99
                                              FF '000             FF '000
                                             ----------         ----------

RAW MATERIALS                                       655                664

FINISHED GOODS                                    2,714              3,095
                                             ----------         ----------
                                                  3,369              3,759
                                             ==========         ==========

                                Net2Phone, Inc.
                      Unaudited Pro Forma Financial Data


On July 7, 2000, Net2Phone acquired all of the issued and outstanding common stock of Aplio, S.A. in exchange for cash, common stock and promissory notes. In addition, Net2Phone is required to make payments of $2,778,230, $2,778,230 and $2,499,999 (the "Anniversary Payments") on July 7, 2001, July 7, 2002 and July 6, 2003, respectively to three of the shareholders of Aplio. The Anniversary Payments have not been included in the purchase price of the acquisition, as the payments are contingent upon continuous employment by the three shareholders. In addition the shares of Net2Phone stock issued to the shareholders are puttable at an exercise price equal to or greater of $36.947 or the current market value of Net2Phone common stock as of the date of the put, therefore the common stock has been classified as redeemable common stock.

The unaudited pro forma financial data of Net2Phone presented below gives effect to the acquisition of Aplio S.A. Certain amounts in the Aplio financial statements have been reclassified to conform to Net2Phone's presentation.

The statements of operations data reflect the translation of all French franc denominated amounts at the average rate for the nine months ended June 30, 2000 of $0.14645 = FF 1.00 and the average rate for the year ended September 30, 1999 of $0.1580 = FF1.00. The balance sheet data reflects the translation of all French franc denominated amounts at the June 30, 2000 rate of $0.1461 = FF1.00.

The acquisition has been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair value, which are subject to further adjustment based upon appraisals and other analysis. We are unaware of events other than those disclosed in the notes to the unaudited pro forma financial data that would require a material change to the preliminary purchase price allocation. However, a final determination of necessary purchase accounting adjustments will be made upon the completion of a study to be undertaken to determine the fair value of certain assets and liabilities, including intangible assets.

The unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2000 and the year ended July 31, 1999 give effect to the acquisition if it had been consummated on August 1, 1998. The unaudited pro forma combined balance sheets at April 30, 2000 give the effect to the merger as if it had been consummated on April 30, 2000.

The unaudited pro forma condensed combined financial statements do not purport to present the financial position or results of operations of Net2Phone had the acquisition occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for synergies that management expects to realize commencing upon consummation of the proposed acquisitions. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

The unaudited pro forma financial statements should be read in conjunction with the financial statements and notes thereto of Net2Phone incorporated by reference and the financial statements and notes thereto of Aplio appearing elsewhere in this Form 8-K.

                                Net2Phone, Inc.
                  Proforma Condensed Combined Balance Sheets
                                  (Unaudited)
                                April 30, 2000

                                                              Net2Phone         Aplio (1)
                                                            (Historical)      (Historical)      Adjustments           Proforma
                                                            ---------------------------------------------------------------------
ASSETS:
Current assets:
   Cash and cash equivalents                                $  65,265,829     $   316,236     $ (5,848,308) A      $   59,733,757
   Marketable securities - current                             59,097,223               -                -             59,097,223
   Trade accounts receivable                                    5,403,433         108,286                -              5,511,719
   Prepaid contract deposits and other current assets          33,827,904       1,861,029                -             35,688,933
   Investments in Yahoo! Inc. Common stock                    105,040,301               -                -            105,040,301
                                                            ---------------------------------------------------------------------
      Total current assets                                    268,634,690       2,285,551       (5,848,308)           265,071,933
Property and equipment, net                                    43,208,027         234,693          164,840  A          43,607,560
Intangibles, net                                                4,481,884               -       40,415,366  A          44,897,250
Investments                                                    20,663,546               -                -             20,663,546
Marketable securities - long term                              52,960,381               -                -             52,960,381
Other assets                                                    1,097,918               -                -              1,097,918
                                                            ---------------------------------------------------------------------
      Total assets                                          $ 391,046,446     $ 2,520,244     $ 34,731,898         $  428,298,588
                                                            =====================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
   Accounts payable                                         $   6,133,417     $   977,204     $          -         $    7,110,621
   Accrued expenses                                             4,187,674         435,336          500,000              5,123,010
   Deferred revenue                                             2,686,353               -                -              2,686,353
   Promissory notes - current portion                                   -               -        1,961,235  A           1,961,235
   Due to IDT Corporation                                       4,725,820               -                -              4,725,820
                                                            ---------------------------------------------------------------------
      Total current liabilities                                17,733,264       1,412,540        2,461,235             21,607,039
Long term liabilities                                                   -       3,814,562        8,876,215             13,190,777
                                                            ---------------------------------------------------------------------
      Total liabilities                                        17,733,264       5,227,102       11,337,450             34,297,816

Commitments and contingencies

Redeemable common stock issued in conjunction with
     the purchase of Aplio                                              -               -       20,687,590  A          20,687,590
Stockholders' equity (deficit)                                373,313,182      (2,706,858)       2,706,858            373,313,182
                                                            ---------------------------------------------------------------------

   Total liabilities and stockholders' equity (deficit      $ 391,046,446     $ 2,520,244     $ 34,731,898         $  428,298,588
                                                            =====================================================================

(1) As of June 30, 2000.

                                Net2Phone, Inc.
                  Condensed Combined Statement of Operations
                                  (Unaudited)
                   For the Nine Months Ended April 30, 2000



                                                                     Net2Phone           Aplio
                                                                    (Historical)      (Historical)(1)   Adjustments      Proforma
                                                                  -----------------------------------------------------------------

   Revenue:                                                       $   47,478,530     $   1,043,621    $           -   $  48,522,151

   Direct cost of revenue                                             26,169,278           291,015                -      26,460,293
   Selling and marketing                                              26,628,894           264,165                -      26,893,059
   General and Administrative                                         23,497,976         3,262,792                -      26,760,768
   Depreciation and Amortization                                       3,536,361           (77,414)      10,128,567  B   13,587,514
   Compensation charge from the issuance of stk options               11,710,318                 -                -      11,710,318
                                                                  -----------------------------------------------------------------
         Total costs and expenses                                     91,542,827         3,740,558       10,128,567     105,411,952

   Loss from operations                                              (44,064,297)       (2,696,937)     (10,128,567)    (56,889,801)
   Other income (expense)                                              6,970,539           (39,126)        (320,172) C    6,611,241
                                                                  -----------------------------------------------------------------
   Net income (loss) before taxes                                    (37,093,758)       (2,736,063)     (10,448,739)    (50,278,560)

Income tax expense                                                             -                 -                -               -
                                                                  -----------------------------------------------------------------
Net income (loss)                                                 $  (37,093,758)    $  (2,736,063)   $ (10,448,739)    (50,278,560)
                                                                  =================================================================

Basic and diluted net loss per common share                       $        (0.73)                                     $       (0.98)
                                                                  ===============                                     =============

Weighted average number of common shares used in the
     calculation of basic and diluted net loss per common share       50,488,539                            582,749  A   51,071,288
                                                                  ===============                     =============================

(1) For the nine months ended June 30, 2000.

                                Net2Phone, Inc.
                  Condensed Combined Statement of Operations
                                  (Unaudited)
                       For the Year Ended July 31, 1999

                                                             Net2Phone           Aplio
                                                            (Historical)    (Historical) (1)      Adjustments       Proforma
                                                           ----------------------------------------------------------------------
   Revenue:                                                $   33,256,457      $   5,460,478      $          -      $  38,716,935

   Direct cost of revenue                                      17,818,010          2,740,305                 -         20,558,315
   Selling and marketing                                        8,828,167          1,216,675                 -         10,044,842
   General and Administrative                                  10,836,072          6,276,739                 -         17,112,811
   Depreciation and Amortization                                2,316,545           (247,157)       13,504,757  B      15,574,145
   Compensation charge from the issuance of stk options        17,919,541                  -                 -         17,919,541
                                                           ----------------------------------------------------------------------
         Total costs and expenses                              57,718,335          9,986,562        13,504,757         81,209,654
                                                           ----------------------------------------------------------------------
   Loss from operations                                       (24,461,878)        (4,526,084)      (13,504,757)       (42,492,719)
   Other income (expense)                                        (243,314)           (43,940)         (426,895) C        (714,149)
                                                           ----------------------------------------------------------------------
   Net income (loss) before taxes                             (24,705,192)        (4,570,024)      (13,931,652)       (43,206,868)
Income tax expense                                                      -            633,051                 -            633,051
                                                           ----------------------------------------------------------------------
Net income (loss)                                             (24,705,192)        (3,936,973)      (13,931,652)       (42,573,817)

   Redeemable preferred stock dividends                       (29,219,362)                 -                 -        (29,219,362)
                                                           ----------------------------------------------------------------------
   Net loss available to common stockholders'              $  (53,924,554)     $  (3,936,973)     $(13,931,652)     $ (71,793,179)
                                                           ======================================================================

   Net loss per common share- basic and diluted            $        (1.73)                                          $       (2.26)
                                                           ==============                                           =============
   Weighted average number of common shares
     used in calculation of basic and diluted
        net loss per common share                              31,236,415                              582,749  A      31,819,164
                                                           ==============                              ==========================

(1) For the twelve months ended September 30, 1999.

Net2Phone, Inc.
Notes to the Unaudited Pro Forma Financial Data

A    Purchase Price and Allocation of Purchase Price
     Shares of Net2Phone, Inc. issued                            582,749
     Net2Phone, Inc. common stock price (1)                $       35.50
                                                           --------------
                                                              20,687,590
     Promissory notes issued                                   6,537,450
     Cash consideration (2)                                   10,648,308
                                                           --------------
     Purchase price                                           37,873,348

     Net liabilities at June 30, 2000                         (2,706,858)

                                                           --------------
     Excess of purchase price over net assets acquire      $  40,580,206
                                                           ==============


     Preliminary allocation to:
     Fixed assets                                          $     164,840
     Intangible assets                                        40,415,366
                                                           --------------
                                                           $  40,580,206
                                                           ==============


     ---------------------------------------------------------------------------
 (1) To determine the value associated with the stock portion of the consideration paid to Aplio shareholders, we have used the average of the high, low and closing prices of Net2Phone, Inc.'s common stock for the three days before and after the close and announcement of the transaction, in accordance with Emerging Issues Task Force 95-19 "DETERMINATION OF THE MEASUREMENT DATE FOR THE MARKET PRICE OF ACQUIRER SECURITIES ISSUED IN A PURCHASE BUSINESS COMBINATION". The average of these closing prices was $35.50.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
 (2) Represents cash paid at the closing of $5,848,308 and $4,800,000 to be paid
     (i) after the expiration of certain time periods and (ii) to the extent
     (a) the selling shareholders do not have any indemnification payment obligations and (b) Aplio has met certain minimum net worth tests.
     ---------------------------------------------------------------------------

                                                                 Nine Months
                                                                Ended April 30,     Year Ended
                                                                     2000          July 31, 1999
                                                                --------------------------------
B    Depreciation and Amortization
     Depreciation of fixed assets step-up (over 5 years)       $     24,726         $     32,968
     Amortization of intangibles (over 3 years)                  10,103,841           13,471,789
                                                               ---------------------------------
                                                               $ 10,128,567         $ 13,504,757
                                                               =================================


                                                                 Nine Months
                                                                Ended April 30,     Year Ended
                                                                     2000          July 31, 1999
                                                                --------------------------------

C    Interest Expense
     Interest on promissory notes at 6.53%                      $   320,172         $    426,895
                                                                ================================